SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 21, 2004


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                        000-25032             25-1724540
   ----------------------------         --------------      -------------------
   (State or other jurisdiction         (Commission         (IRS Employer
   of incorporation)                    File Number)         Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania       15017
     --------------------------------------------------------- -------------
               (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600

Item 12.      Results of Operations and Financial Condition

               On April 21, 2004, Universal Stainless and Alloy Products, Inc. issued a press release regarding its earnings for the first quarter ended March 31, 2004. A copy of the press release is attached hereto.

               The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                      By:  /s/ Richard M. Ubinger
                                           -------------------------------------
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  April 21, 2004

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                   Universal Stainless & Alloy Products, Inc.
               600 Mayer Street o Bridgeville, Pennsylvania 15017

                          CONTACTS: Richard M. Ubinger
                                    Vice President of Finance,
                                    Chief Financial Officer and Treasurer
                                    (412) 257-7606
FOR IMMEDIATE RELEASE
                                     Comm-Partners LLC
                                     June Filingeri
                                     (203) 972-0186

         UNIVERSAL STAINLESS REPORTS EPS OF $0.04 FOR 2004 FIRST QUARTER
   - Dunkirk turns profitable and Company reports improved business outlook -

     BRIDGEVILLE, PA, April 21, 2004 -- Universal Stainless & Alloy Products, Inc. (Nasdaq: USAP) today reported first quarter 2004 sales of $21.3 million and net income of $227,000, or $0.04 per diluted share. Revenues for the current quarter are at the highest level since 2002. The 2004 first quarter results represent a 45% increase over first quarter 2003 sales of $14.7 million and a strong turnaround from the net loss of $584,000, or $0.09 per diluted share, reported in the year ago period.


     Commenting on the results, President and CEO Mac McAninch stated: "Our first quarter results clearly indicate that we are on the road to recovery. This was our strongest quarter in the last six, and we returned to profitability company-wide. Most importantly, we are pleased to report that Dunkirk has broken through the profitability barrier."

     Mr. McAninch continued: "Our total sales to forgers, OEMs and service centers increased 132%, 84% and 43%, respectively, over the first quarter of 2003, and 41%, 51% and 45% over the previous quarter. In fact, we saw strong growth in nearly every customer category compared to those prior periods. The significant growth in the 2004 first quarter was mainly driven by strong shipments of aerospace, power generation and tool steel products."

     Mr. McAninch concluded: "We are entering the second quarter with a large backlog, driven by the growing momentum of economic recovery in the U.S. This momentum, combined with raw material surcharges and our recent price increases, has enhanced our ability to offer a wider range of cost-competitive products at Dunkirk Specialty Steel and will allow us to achieve further profitable growth company-wide in coming quarters."

USAP REPORTS PROFITABLE 2004 FIRST QUARTER                            - Page 2 -

Segment Review
--------------

     In the first quarter of 2004, the Universal Stainless & Alloy Products segment had sales of $18.8 million and operating income of $401,000. This compares with sales of $12.4 million and an operating loss of $774,000 reported in the first quarter of 2003. The improvement reflected substantial increases in sales to forgers, service centers, OEMs and of reroll product to Dunkirk both sequentially and year over year.

     The Dunkirk Specialty Steel segment reported record sales of $6.7 million and operating income of $34,000. This compares with sales of $4.8 million and an operating loss of $599,000 in the same period of 2003. Dunkirk's turnaround reflected an increase in profitable sales to wire redrawers, service centers and OEMs.

Business Outlook
----------------

The following statements are based on the Company's current expectations. These statements are forward-looking, and actual results may differ materially.

     The Company estimates that second quarter 2004 sales will range from $25 to $29 million and that diluted EPS will range from $0.15 to $0.20. In the second quarter of 2003, sales were $16.8 million and the Company incurred a net loss per diluted share of $0.07.

     The following factors were considered in developing these estimates:

o The Company's total backlog at March 31, 2004 approximated $37 million compared to $21 million at December 31, 2003, reflecting strength in all of the Company's niche markets.

o The second quarter results will benefit from enhancements to the raw material surcharge mechanism and other price increases implemented at various times during the 2004 first quarter.

o Sales from the Dunkirk Specialty Steel segment are expected to approximate $8 million. This sales level will allow further reductions in the manufacturing cost of products sold.

Webcast
-------

     A simultaneous Webcast of the Company's conference call discussing the 2004 first quarter and the second quarter 2004 outlook, scheduled at 10:00 a.m. (Eastern) today, will be available on the Company's website at www.univstainless.com, and thereafter archived on the website. A telephone replay of the conference call will be available beginning at 12:00 noon (Eastern) today, continuing through April 28th. It can be accessed by dialing 706-645-9291, passcode 6459231. This is a toll call.

USAP REPORTS PROFITABLE 2004 FIRST QUARTER                            - Page 3 -


About Universal Stainless & Alloy Products, Inc.
------------------------------------------------

     Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, Pa., manufactures and markets a broad line of semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company's products are sold to original equipment manufacturers, service centers, forgers, rerollers and wire redrawers.

Forward-Looking Information Safe Harbor
---------------------------------------

Except for historical information contained herein, the statements in this release are forward-looking statements that are made pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with the limited operating history of Dunkirk Specialty Steel LLC, risks associated with the receipt, pricing and timing of future customer orders, risks associated with significant fluctuations that may occur in raw material and energy prices, risks associated with the manufacturing process and production yields, risks related to property, plant and equipment and risks related to the ultimate outcome of the Company's current and future litigation matters. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

                           - FINANCIAL TABLES FOLLOW -

                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
                              FINANCIAL HIGHLIGHTS
              (Dollars in thousands, except per share information)
                                   (Unaudited)

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                         For the Quarter Ended
                                               March 31,
                                          2004           2003
                                          ----           ----
     Net Sales
Stainless steel                       $   16,168       $   11,196
Tool steel                                 3,165            1,900
High-strength low alloy steel                861              671
High-temperature alloy steel                 710              517
Conversion services                          332              333
Other                                         71               83
                                       ---------         --------
Total net sales                           21,307           14,700
Cost of products sold                     19,344           14,680
Selling and administrative expenses        1,528            1,393
                                       ---------         --------
Operating income (loss)                      435           (1,373)
Interest expense                             (88)             (95)
Other income                                   8               27
                                       ---------         --------
Income (loss) before taxes                   355           (1,441)
Income tax provision (benefit)               128             (858)
                                       ---------        ---------
Net income (loss)                     $      227       $     (583)
                                       =========        =========

Earnings (loss) per share - Basic     $     0.04       $    (0.09)
                                       =========        =========
Earnings (loss) per share - Diluted   $     0.04       $    (0.09)
                                       =========        =========


Weighted average shares of
Common Stock outstanding
    Basic                              6,296,053        6,284,638
    Diluted                            6,336,034        6,284,638


--------------------------------------------------------------------------------
                           MARKET SEGMENT INFORMATION

                                         For the Quarter Ended
                                               March 31,
                                         2004           2003
                                         ----           ----
     Net Sales
Service centers                       $    9,906    $     6,950
Rerollers                                  4,070          3,799
Forgers                                    3,816          1,647
Original equipment manufacturers           1,934          1,049
Wire redrawers                             1,196            880
Conversion services                          332            333
Other                                         53             42
                                       ---------     ----------
Total net sales                       $   21,307    $    14,700
                                       =========      =========
Tons shipped                               9,087          7,413
                                       =========      =========

                            BUSINESS SEGMENT RESULTS

Universal Stainless & Alloy Products Segment

                                      For the Quarter Ended
                                            March 31,
                                       2004           2003
                                       ----           ----
     Net Sales
Stainless steel                       $   10,720     $    7,070
Tool steel                                 3,079          1,766
High-strength low alloy steel                413            407
High-temperature alloy steel                 550            478
Conversion services                          249            310
Other                                         46             75
                                       ---------      ---------
                                          15,057         10,106
Intersegment                               3,788          2,295
                                       ---------      ---------
Total net sales                           18,845         12,401
Material cost of sales                     7,602          4,396
Operation cost of sales                    9,811          7,859
Selling and administrative expenses        1,031            920
                                       ---------      ---------


Operating income (loss)                $     401   $       (774)
                                        ========      =========


Dunkirk Specialty Steel Segment

                                      For the Quarter Ended
                                             March 31,
                                       2004           2003
                                       ----           ----
     Net Sales
Stainless steel                       $    5,448      $  4,126
Tool steel                                    86           134
High-strength low alloy steel                448           264
High-temperature alloy steel                 160            39
Conversion services                           83            23
Other                                         25             8
                                       ---------       -------
                                           6,250         4,594
Intersegment                                 495           190
                                       ---------       -------
Total net sales                            6,745         4,784
Material cost of sales                     3,477         2,612
Operation cost of sales                    2,737         2,298
Selling and administrative expenses          497           473
                                       ---------       -------

Operating income (loss)               $       34      $   (599)
                                       =========       =======

                           CONSOLIDATED BALANCE SHEET
                             (Dollars in thousands)

                                                   March 31,      December 31,
                                                    2004               2003
                                                    ----               ----
     Assets
Cash                                          $        512       $    4,735
Accounts receivable, net                             15,225           12,690
Inventory                                            28,560           22,281
Deferred taxes                                        1,222            1,222
Other current assets                                  3,006            3,063
                                                -----------       ----------

Total current assets                                 48,525           43,991
Property, plant & equipment, net                     39,566           40,176
Other assets                                            747              758
                                                -----------       ----------
Total assets                                   $     88,838      $    84,925
                                                ===========       ==========


     Liabilities and Stockholders' Equity
Accounts payable                               $      9,450      $     6,792
Bank overdrafts                                         541              813
Accrued employment costs                              1,536              833
Current portion of long-term debt                     1,931            1,944
Other current liabilities                               556              195
                                                ------------      ----------

Total current liabilities                            14,014           10,577
Bank revolver                                           668                -
Long-term debt                                        5,114            5,599
Deferred taxes                                        9,334            9,313
                                                -----------       ----------
Total liabilities                                    29,130           25,489
Stockholders' equity                                 59,708           59,436
                                                -----------       ----------


Total liabilities and stockholders' equity     $     88,838     $     84,925
                                                ===========       ==========

--------------------------------------------------------------------------------

                    CONSOLIDATED STATEMENT OF CASH FLOW DATA
                         For the Quarter Ended March 31,

                                                   2004               2003
                                                   ----               ----
Cash flow from (due to) operating activities   $     (3,989)    $      2,962
Cash flow due to investing activities                  (174)             (79)
Cash flow due to financing activities                   (60)            (156)
                                                -----------      -----------

    Net cash flow                              $     (4,223)    $      3,039
                                                ===========      ===========